As filed with the Securities and Exchange Commission on September 1, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2011

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.

August 3, 2011

Dear Fellow Shareholder,

The Fund’s streak of quarterly gains ended this past quarter, its only negative quarter in an otherwise attractive fiscal year. The Fund declined by -4.24%, compared to a slight gain in the S&P 500 Index of +0.10%, over the same three month period ending June 30, 2011.

Despite the decline of the most recent period, the Fund posted an attractive fiscal year, gaining +28.55% for the 12 months ending June 30, 2011. Because of its lag to the Index in this past quarter, the Fund underperformed the Index, which gained +30.69% during the most recent 12 month period. For the six months ending June 30, the Fund gained +0.32% compared with a gain in the S&P 500 Index of +6.02% during the same period.

Disclosure Note:

For your information, for the quarter ended June 30, 2011, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were 28.55%, 2.14%, 3.36% and 7.21%, respectively. For the same periods the returns for the S&P 500 Index were 30.69%, 2.94%, 2.72% and 6.44%.

Gross Expense Ratio:	1.13%
Net Expense Ratio:	0.99%*
____________
*      The Advisor has contractually agreed to reduce fees through 10/31/11.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The fund imposes a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

As you will note in the commentary that follows, much of the stock market’s focus during the most recent quarter was reminiscent of the concerns that beset the market a year ago. Then and most recently, investors worried about the durability of the economic recovery and its ability to sustain itself in the face of a number of macroeconomic and global issues.

Our commentary addresses these concerns and our conviction that, as occurred in the second half of last year, the market could see a significant snapback in the second half of 2011. Such a rebound would not be without volatility, which can be a stress for investors.

MATRIX ADVISORS
VALUE FUND, INC.

However, we believe that negative news stories notwithstanding, there remain many positive factors in the corporate arena and in the prospects and valuation of the stock market, and believe that the stock market should prove to be a powerful wealth builder for patient investors during this decade.

We would also note that since the stock market began its recovery in March 2009, a great deal of the dislocation of the preceding recession and bear market has been recouped. We are particularly pleased to see that, despite the Fund’s recent lag to the S&P 500 Index, it has outperformed the Index since the recovery began, posting a cumulative gain of +110.43% from March 9, 2009 through June 30, 2011, versus a cumulative gain in the Index of +104.69% during the same period.

We at Matrix have meaningful investments in the Fund and maintain high confidence in the Fund’s holdings and their prospects. As always, we greatly appreciate your patience and support, and strongly believe that the trust you have shown in us through your investments in the Fund should be rewarded.

Best regards. Sincerely,

David A. Katz, CFA
Fund Manager
____________
Past performance is not a guarantee of future results.
Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible. The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

	Average Annualized Total Return
	Periods Ended June 30, 2011
	One Year	Five Years	Ten Years
Matrix Advisors Value Fund, Inc.	28.55%	2.14%	3.36%
S&P 500 Index*	30.69%	2.94%	2.72%

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charges or redemption fees. This chart does not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsvaluefund.com. The Fund imposes a redemption fee of 1.00% on shares held for 60 days or less. The performance cited above does not reflect this redemption fee; if deducted the total returns would be reduced.

Performance figures reflect fee waiver in effect and in the absence of fee waivers, total returns would be lower.
____________
* The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.

MATRIX ADVISORS
VALUE FUND, INC.

Capital Markets Commentary and 2011 Annual Report

It’s déjà vu all over again.
                                                     – Yogi Berra

While the great catcher and raconteur was not known for his stock market analysis, he certainly captured the essence of the stock market this past quarter.

What occurred was a near replay of the concerns and the market reactions to the problems that existed in 2Q 2010: the possible U.S. implications of European sovereign debt woes, and a heightened sensitivity to sluggish employment, housing and Gross Domestic Product metrics. These concerns all ultimately fed the overriding worry: the durability and sustainability of the American economic recovery.

As was the case last year as well, the stock market paused this past quarter because of these concerns and despite the continued recovery and growth of corporate earnings. While the market had turned negative by mid-June, a rally in the last week of June enabled the S&P 500 Index to post a modest gain of +0.10% for the quarter, with its first half of 2011 performance equal to +6.02%.

Although the Matrix Advisors Value Fund also rallied strongly during the last week of June, it declined for the quarter by -4.24%, impacted by some transitory company specific reversals, some sector weakness, as well as the overall concerns impacting the market. For the calendar year to date through June 30, 2011, the Fund had a gain of +0.32%.

Annual Review

The Fund had a positive fiscal year, as it benefited from a strong second half of 2010, and strength that continued into the first quarter of 2011. For the fiscal year ended June 30, 2011, the Fund increased +28.55% compared with a gain in the S&P 500 Index of +30.69% over the same period.

The Fund, along with the overall market, was boosted by the conviction in the market that took hold in the beginning of the fiscal year, the summer of 2010, that the economy would not slide back into recession, but would rather continue to recover.

This prevailing mindset continued throughout most of the Fund’s fiscal year.  However, the period ended on a weak note as the market had renewed fears that a number of macro and geopolitical issues would derail the global recovery.

As we will discuss in more detail in this commentary, we believe that these concerns can and will be adequately addressed and allayed as the new fiscal year progresses.

Quarterly Review

The market’s second quarter volatility was the continuation of the tug of war between the so-called tale of two economies.

MATRIX ADVISORS
VALUE FUND, INC.

The corporate economy has continued to grow and shows no signs of a major regression. Companies are largely beating their earnings estimates and are offering optimistic outlooks. However, the “man on the street” economy continues to be sluggish, uncertain and worrisome, as it focuses on high unemployment, weak housing prices, and creeping inflation, especially in gas and food prices.

While we recognize the reality and validity of the concerns expressed by the more fearful perspectives, we continue to believe that, just as in 2010, the ultimate focus of the market this year will be on the slow, choppy but continued growth of the U.S. economy. In that scenario, the market is likely to see the reasonable valuations and attractive business prospects of bellwether companies as a reason to re-embrace stocks, much the same as it did in 2010.

Fund Performance

There were some performance variations among the Fund’s sectors during the past quarter. Healthcare and Consumer Staples were both modestly positive lead by Covidien and Bristol Myers in Healthcare, and CVS Caremark, Procter & Gamble and Walgreens in Consumer Staples.  Consumer Discretionary stocks declined by a very small amount as strength from eBay and Expedia was balanced by weakness in Staples.

Producer Durables and Materials stocks were weak as these stocks suffered from fears of a derailed economic recovery and Energy stocks sold off driven by a late quarter pull back in oil prices.  While all of the Fund’s Energy stocks declined during the period, the group is still up strongly for the first six months of the year.

Bank stocks, within the Financial sector, also declined based on mortgage concerns, regulatory issues and overall anxiety about the economy. However, the sector decline was somewhat mitigated by gains in American Express.

During the quarter, the Fund began new positions in generic drug leader Teva Pharmaceuticals, as well as telecom giant Vodafone. Teva has been a profitable investment for the Fund twice in the past.

The Fund completed its sales of Bristol Myers and Covidien during the quarter realizing healthy gains.  In addition, McGraw Hill was sold for a modest gain. This sale was prompted by some concerns about its timeliness going forward in light of a new round of regulatory review and legal overhangs.

The proceeds of these sales were used to build the new positions discussed above, as well as adding to several positions, including Archer Daniels Midland, Corning Inc., Harris Corp., MetLife and Wells Fargo & Co.

The Fund incurred a moderate amount of capital gains in the past quarter driven by the sales discussed above as well as modest scale backs on other positions for portfolio re-balancing purposes.  These gains along with those taken earlier in the year, resulted in a $4.31 million dollar gain for the 12 month period.  This realized capital gain is more than offset by the Tax Loss Carry Forward that the Fund has realized in the past few years and we do not expect to have a capital gains distribution in the current year.  As we enter our 2012 Fiscal year, the Fund continues to have an $11.79 million dollar Tax Loss Carry Forward which we hope to have the opportunity to use to offset gains in future periods.

Looking forward, we reiterate our conviction that, despite the worries and volatility of this past quarter, the stock market should be a good place to be invested for calendar 2011.

MATRIX ADVISORS
VALUE FUND, INC.

This conviction is based on a combination of factors, including: a possible re-acceleration of the economy in the back half of the year; likely continued earnings strength in corporate America; and the willingness of the international community to manage sovereign debt concerns so as to foster worldwide financial stability. Finally, the agreement to raise the debt ceiling removes an overhang and allows the economy to move forward.

We also reiterate a strong sense of optimism about the Fund’s portfolio despite its lag through the first half of the year. Our most recent intensive stress-testing of the Fund’s holdings left us with high confidence as to their corporate prospects and as to the ability of these holdings to rise significantly in the near and intermediate term. Historically, when we have seen widespread significant undervaluations of the Fund’s holdings’ stock prices compared with their business prospects, many times, good things have subsequently happened, often quickly and dramatically.  We believe that we could be at or near such an inflection point.

We think that many of the Fund’s holdings have been unduly punished and should be recipients of a swing-back in their favor of similar or greater intensity when the overall attitude towards stocks or select industries and sectors turns positive again. Finally, we believe that several Fund holdings are potential takeover candidates, and we would not be surprised to see takeovers help its performance in the second half of the year.

All in all, we believe that as the year progresses, the Fund should be well positioned to advance in both absolute and relative terms.

*            *            *

In this quarter’s installment of Ideas About Investing, we look at the behavior of the market during this past quarter and its similarity to the market movement in the second quarter of 2010. We believe you will find this discussion of interest.

We hope you are having an enjoyable Summer and please know that we at Matrix feel a constant sense of gratitude towards our shareholders for the trust and confidence that you have shown us.

Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Ideas About Investing
A Quarterly Quest for Investment Enlightenment

A look at how 2011 is following the 2010 playbook.

We have often spoken of how the stock market tends to follow certain patterns of behavior and have pointed out that, while the facts might be different, market reaction tends to follow tried and true behavioral patterns.

What is unusual, and instructive, is how the same pattern of market behavior in 2Q 2011 as in 2Q 2010 is actually predicated on very similar facts, or at least very similar issues.

Perhaps the root of this similarity lies in the severity of the 2008-9 recession and bear market. That period had a traumatizing nature to it, sending some investors heading for the exits of market investing, vowing never to return. At the same time there was a severe economic dislocation among many Americans, investors and otherwise, which has in many cases continued to be felt.

It is perhaps not surprising that the specter of the return of such a nightmarish period looms in the consciousness or semi-consciousness of so many. There has been a great sensitivity to anything that might portend a reprise of 2008-9, and investors’ antennae have become acutely sensitive to such a prospect.

Thus, despite the economy entering a recovery mode, the restoration of healthy bank balance sheets, the modest deleveraging of individuals’ balance sheets, and corporate America’s resurgence in its profitability and competitive advantage following the recession, for many there is still one eye on those events that might curtail such success.

High on the list of such events or contingencies is the unemployment rate and its corollary, the rate of job creation. Also high on the list is the tenacious sluggishness of the housing market. It is perhaps not coincidental that both of these factors impact all of us, and not just those who invest in the stock market.

A third concern has to do with the integrity of the financial system, particularly the banking system. The collapse and near collapse of many major financial institutions in 2008 also had a searing impact on investors. Any events that might return us to a state of uncertainty with these institutions would generate a lot of concern.

So what we saw in the second quarters of both 2010 and 2011 was the raising of red flags on these three counts. Perhaps one concern alone might not have thrown the market, but the combination of all three induced much fear.

The unifying perception was that in tandem, these factors could derail the economy, and throw us back into a new financial crisis.  In 2010, there was very vocal fretting about the possibility of a double dip recession. Such fears were ultimately dissipated by the slew of macro-economic data, as well as continued strong earnings reports, which together showed that the economy was definitely in recovery mode.

In 2011 the fear of sliding back into near term recession is far less pronounced. However, there is a very real concern that the economy is not growing at a sufficient pace to put more people back to work, and that prospect could produce several unattractive scenarios, which when combined with a depressed housing market and a fragile financial system, could eventually throw us back into recession or produce a prolonged prosperity- less recovery.

MATRIX ADVISORS
VALUE FUND, INC.

A few reminders are in order: Job creation and the housing market can be lagging, not leading indicators of economic health. In other words, they can recover later or even last in economic recoveries.

There is encouraging data on consumer spending showing that the 90+% of the population that is employed seems to be increasingly secure that they will remain so, as reflected by their spending. Each recovery tends to be different and tends to be driven by different factors.  The current recovery is being driven by corporate America and a solid business investment cycle and is further aided by the consumer.

In addition, beyond the headlines, there has been considerable replenishment of the balance sheets and the capital ratios of major financial institutions. Yes, there is still an overhang of mortgage issues. But these issues are being addressed by banks that have substantially de-leveraged their exposure to the mortgage market, and have been generating incremental capital by making good money in other areas of their businesses.

Furthermore, sovereign debt issues in Europe have a profoundly greater impact on European banks than they do on American ones. So far, European banks have not been asked to absorb the pain of rescue and restructure. And it’s also very much in the European Central Bank’s interest to make sure that they resolve this situation.

Lastly, we believe that when the dust settles, the resolution of the debt ceiling crisis, which allowed for increasing the nation’s debt, while setting a roadmap for reducing government spending and the U.S. Deficit will remove a significant overhang from the public’s mind.

Our basic belief is that the issues discussed are real and they are vitally important to the long term health of the economy. However, if the glass is viewed through the half full aspect of a steadily growing corporate and business sector and if progress can be made on structural fiscal issues, then we could in fact see a replay of some of the positive trends that took hold in the second half of 2010.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL	HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE	PERFORMANCE	(5% RETURN BEFORE EXPENSES)

Beginning Account Value (1/1/11)	$ 1,000.00	$ 1,000.00

Ending Account Value (6/30/11)	$ 1,003.20	$ 1,019.89

Expenses Paid During Period1	$ 4.92	$ 4.96

1	Expenses are equal to the Fund’s annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN

Consumer Discretionary	6.3%
Consumer Staples	9.5%
Energy	16.4%
Financials	28.1%
Industrials	3.1%
Materials	3.2%
Health Care	7.6%
Information Technology	24.5%
Telecommunication Services	1.0%
99.7%
Cash	0.3%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of June 30, 2011.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2011

SHARES		VALUE
COMMON STOCKS - 99.8%

BANK (MONEY CENTER): 5.8%
218,000	Bank of America Corp.	$2,389,280
80,000	JPMorgan Chase & Co.	3,275,200
		5,664,480
BANK (PROCESSING): 6.4%
105,000	Bank of New York Mellon Corp.	2,690,100
79,000	State Street Corp.	3,562,110
		6,252,210
BANK (REGIONAL): 2.2%
78,000	BB&T Corp.	2,093,520

BANK (SUPER REGIONAL): 3.7%
128,000	Wells Fargo & Co.	3,591,680

BEVERAGES: 0.6%
9,000	The Coca-Cola Co.	605,610

COMMUNICATIONS EQUIPMENT: 2.9%
63,000	Harris Corp.	2,838,780

COMPUTER SOFTWARE AND SERVICES: 3.0%
114,000	Microsoft Corp.	2,964,000

COMPUTERS AND PERIPHERALS: 4.2%
210,000	Dell, Inc.*	3,500,700
3,200	International Business Machines Corp.	548,960
		4,049,660
DRUG (GENERIC): 1.2%
24,000	Teva Pharmaceutical Industries, Ltd. - ADR	1,157,280

DRUG STORE: 4.5%
36,500	CVS Caremark Corp.	1,371,670
70,500	Walgreen Co.	2,993,430
		4,365,100
ELECTRICAL COMPONENTS: 5.5%
176,000	Corning, Inc.	3,194,400
58,000	TE Connectivity Ltd.	2,132,080
		5,326,480

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2011

SHARES		VALUE

FINANCIAL SERVICES: 5.5%
43,000	American Express Co.	$2,223,100
158,000	Western Union Co.	3,164,740
		5,387,840
FOOD PROCESSING: 2.4%
77,000	Archer Daniels Midland Co.	2,321,550

HOTELS/GAMING/CRUISE LINES: 2.3%
60,000	Carnival Corp.	2,257,800

HOUSEHOLD PRODUCTS: 2.0%
30,500	The Proctor & gamble Co.	1,938,885

HUMAN RESOURCES: 3.2%
210,000	Monster Worldwide, Inc.*	3,078,600

INSURANCE (DIVERSIFIED): 2.0%
44,000	MetLife, Inc.	1,930,280

INTERNET: 4.5%
103,500	eBay, Inc.*	3,339,945
36,000	Expedia, Inc.	1,043,640
		4,383,585
MEDICAL SUPPLIES: 6.4%
67,500	St. Jude Medical, Inc.	3,218,400
48,500	Zimmer Holdings, Inc.*	3,065,200
		6,283,600
METALS AND MINING: 3.2%
196,000	Alcoa, Inc.	3,108,560

OIL/GAS (DOMESTIC): 3.6%
45,000	Devon Energy Corp.	3,546,450

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2011 – Continued

SHARES		VALUE

OIL & GAS SERVICES: 3.4%
62,000	Tidewater, Inc.	$3,336,220

PETROLEUM (INTEGRATED): 7.0%
29,000	Chevron Corp.	2,982,360
50,500	ConocoPhillips	3,797,095
		6,779,455
PETROLEUM (REFINING): 2.4%
91,000	Valero Energy Corp.	2,326,870

RETAIL (SPECIAL LINES): 2.9%
178,000	Staples, Inc.	2,812,400

SECURITIES BROKERAGE: 2.5%
107,000	Morgan Stanley	2,462,070

SEMICONDUCTOR: 2.6%
65,500	Analog Devices, Inc.	2,563,670

TELECOMMUNICATIONS (EQUIPMENT): 2.9%
178,000	Cisco Systems, Inc.	2,778,580

TELECOMMUNICATIONS (FOREIGN): 1.0%
38,000	Vodafone Group PLC	1,015,360

TOTAL COMMON STOCKS (Cost $89,748,877)		97,220,575

SHORT TERM INVESTMENTS: 0.3%
280,370	Fidelity Institutional Money Market Portfolio	280,370

TOTAL SHORT TERM INVESTMENTS (Cost $280,370)		280,370

TOTAL INVESTMENTS (Cost $90,029,247): 100.1%		97,500,945
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.1)%		(91,311)
TOTAL NET ASSETS: 100.0%		$97,409,634
____________
* Non-Income Producing.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities
June 30, 2011

ASSETS:
Investments in securities, at value (cost $90,029,247)	$97,500,945
Receivables:
Securities sold	274,009
Fund shares sold	14,986
Dividends and Interest	58,200
Prepaid expenses	13,824
Total assets	97,861,964

LIABILITIES:
Payable to Advisor	53,253
Payable for investments purchased	105,310
Payable for Fund shares repurchased	228,881
Accrued expenses and other liabilities	64,886
Total liabilities	452,330

NET ASSETS	$97,409,634

Number of shares, $0.01 par value, issued
and outstanding (unlimited shares authorized)	2,199,266
Net Asset Value, Offering Price and Redemption Price Per Share	$44.29

COMPOSITION OF NET ASSETS:
Paid in capital	$101,527,998
Undistributed net investment income	278,650
Accumulated net realized loss on investments	(11,868,712)
Unrealized appreciation on investments	7,471,698
Net Assets	$97,409,634

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations
For the Year Ended June 30, 2011

INVESTMENT INCOME

INCOME
Dividend income	$1,533,813
Interest income	948
Total income	1,534,761

EXPENSES
Advisory fees	765,803
Administration fees	142,483
Shareholder servicing and accounting fees	72,053
Professional fees	46,844
Federal and State registration fees	26,337
Custodian fees	21,046
Directors’ fees and expenses	20,166
Reports to shareholders	19,441
Other expenses	18,271
Total operating expenses	1,132,444
Less: Expense reimbursement by Advisor	(169,455)
Net expenses	962,989
Net investment income	571,772

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,311,667
Net change in unrealized appreciation/depreciation on investments	17,972,188
Net realized and unrealized gain on investments	22,283,855
Net increase in net assets resulting from operations	$22,855,627

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

	YEAR	YEAR
	ENDED	ENDED
Statement of Changes in Net Assets	JUNE 30, 2011	JUNE 30, 2010

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$571,772	$434,778
Net realized gain on investments	4,311,667	2,974,081
Change in net unrealized appreciation/depreciation on investments	17,972,188	4,491,562
Net increase in net assets resulting from operations	22,855,627	7,900,421

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(521,687)	(685,562)
Total distributions to shareholders	(521,687)	(685,562)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,637,002	15,528,896
Proceeds from reinvestment of distribution	482,393	646,568
Cost of shares redeemed	(22,839,854)	(22,145,623)
Redemption fees	2,666	1,983
Net decrease from capital share transactions	(7,717,793)	(5,968,176)
Total increase in net assets	14,616,147	1,246,683

NET ASSETS
Beginning of period	82,793,487	81,546,804
End of period	$97,409,634	$82,793,487
Undistributed net investment income	$278,650	$228,565

CHANGE IN SHARES
Shares outstanding, beginning of period	2,390,427	2,544,976
Shares sold	341,751	411,702
Shares issued on reinvestment of distributions	11,409	16,798
Shares redeemed	(544,321)	(583,049)
Shares outstanding, end of period	2,199,266	2,390,427

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights
For a capital share outstanding throughout each year/period

	YEARS ENDED JUNE 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of year/period	$34.64	$32.04	$44.14	$63.56	$51.89

Income from investment operations:
Net investment income	0.26	0.18	0.47	0.53	0.36
Net realized and unrealized gain (loss)
on investments	9.62	2.69	(12.31)	(9.77)	14.96
Total from investment operations	9.88	2.87	(11.84)	(9.24)	15.32

Less distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.26)	(0.48)	(0.49)
Distributions from realized gains	—	—	—	(9.70)	(3.16)
Total distributions	(0.23)	(0.27)	(0.26)	(10.18)	(3.65)
Paid-in capital from redemption fees (Note 2)	— (a)	— (a)	— (a)	— (a)	—	(a)
Net asset value, end of year/period	$44.29	$34.64	$32.04	$44.14	$63.56

Total return	28.55%	8.87%	(26.72%)	(16.98%)	30.54%

Ratios/supplemental data:
Net assets, end of year/period (millions)	$97.4	$82.8	$81.6	$122.1	$230.2
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.16%	1.38%	1.44%	1.33%	1.30%
After expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Interest Expense	—	—	—	0.01%	0.00	%(b)
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.42%	0.07%	0.90%	0.58%	0.37%
After expense reimbursement	0.59%	0.46%	1.34%	0.92%	0.68%
Portfolio turnover rate	25%	20%	59%	43%	52%

____________
(a) less than $0.01.
(b) Interest expense was less than 0.01%.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.	Shares Valuation.

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s net asset value per share. The Fund will assess a 1.00% fee on redemption or exchanges of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

C.	Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008 – 2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2011, the Fund has no permanent book-to-tax differences.

F.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.	Line of Credit.

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. For the year ended June 30, 2011, the Fund did not borrow under the line of credit.

I.	Subsequent Events.

Accounting standards require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, accounting standards require an entity to disclose the date through which subsequent events have been evaluated. The Fund has evaluated subsequent events though the issuance of their financial statements.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor”, “Matrix”) to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets. Prior to September 1, 2010, the investment advisory fee was 1.00% of average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding interest and tax expenses) will not exceed 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Adviser is eligible to recover expenses waived after August 31, 2009, for three fiscal years following the fiscal year in which the expenses were originally waived.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

The Adviser will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010. For the year ended June 30, 2011, Matrix waived $169,455. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At June 30, 2011, the cumulative amount available for reimbursement that has been paid and/or waived is $928,764. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

	June 30,
2012	2013	2014
$388,042	$371,267	$169,455

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the year ended June 30, 2011, U.S. Bancorp Fund Services, LLC was paid $142,483, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund’s principal underwriter.

The Chief Compliance Officer receives no compensation from the Fund for her services; however, the Administrator was paid $9,624 for the year ended June 30, 2011 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2011, are as follows:

	Purchases	Sales
Common Stock	$ 24,353,637	$ 31,985,715

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$90,103,509
Gross tax unrealized appreciation	16,398,171
Gross tax unrealized depreciation	(9,000,735)
Net tax unrealized depreciation on investments	7,397,436
Undistributed ordinary income	278,650
Undistributed long-term capital gains	—
Total Distributable Earnings	278,650
Other accumulated losses	(11,794,450)
Total Accumulated Earnings/Losses	$(4,118,364)

The difference between book basis and tax basis unrealized appreciation on investments is wash sale deferrals.

At June 30, 2011, Matrix Advisors Value Fund, Inc. has $8,130,057 of capital loss carryover which expires June 30, 2018 and $3,664,393 which expires June 30, 2017.

The tax character of distributions paid during the fiscal year ended June 30, 2011 and June 30, 2010 were as follows:

	June 30, 2011	June 30, 2010
Distributions Paid From:
Ordinary Income*	$521,687	$685,562
Long-Term Capital Gain	$—	$—
	$521,687	$685,562

____________
*	For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

NOTE 6 – FAIR VALUE

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within the fiscal years. There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –   Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –   Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of June 30, 2011 for the Fund assets and liabilities measured at fair value:

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Equity
Common Stock*	$97,220,575	$—	$—	$97,220,575
Total Equity	$97,220,575	$—	$—	$97,220,575
Short-Term Investments	$280,370	$—	$—	$280,370
Total Investments in Securities	$97,500,945	$—	$—	$97,500,945

____________
*	Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

For the year ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTE 7 – ACCOUNTING PRONOUNCEMENTS

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

MATRIX ADVISORS
VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Matrix Advisors Value Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.

TAIT WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 17, 2011

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended June 30, 2011, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2011, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 0.11% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

				Number
				of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director

David A. Katz, CFA	Director;	Since	Chief Investment Officer	1	None
747 Third Avenue	President, and	1997	(1986 to present) and
New York, NY 10017	Treasurer		President (1990 to present)
(Born 1962)			of Matrix Asset Advisors, the
			Fund’s Advisor, and portfolio
			manager of the Fund (1996
			to present).

Robert M. Rosencrans *	Director	Since	Retired; formerly, President of	1	None
747 Third Avenue		1985	Columbia International, Inc.
New York, NY 10017			(cable television developer and
(Born 1927)			operator) (1984 to 2005).

T. Michael Tucker *	Director and	Since	Consultant, Carr Riggs	1	None
747 Third Avenue	Chairman	1997	& Ingram, LLP (2005 to
New York, NY 10017			present); formerly, Owner of
(Born 1942)			T. Michael Tucker, a certified
			public accounting firm (1977
			to 2005).

Larry D. Kieszek *	Director	Since	Partner of Purvis, Gray &	1	None
747 Third Avenue		1997	Company, a certified public
New York, NY 10017			accounting firm (1974 to
(Born 1950)			present).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Number
of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director

Douglas S. Altabef	Executive	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	Vice President	2000	of Matrix Asset Advisors,
New York, NY 10017	and		the Fund’s Advisor (1996 to
(Born 1951)	Secretary		present).

Steven G. Roukis, CFA	Senior Vice	Since	Managing Director of	N/A	N/A
747 Third Avenue	President	2000	Matrix Asset Advisors, the
New York, NY 10017			Fund’s Advisor (2005 to
(Born 1967)			present); formerly, Director
of Research, Senior Vice
President-Equity Research
of Matrix Asset Advisors and
various other positions within
research (1994 – 2005).

Lon F. Birnholz	Senior Vice	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	President	2006	of Matrix Asset Advisors,
New York, NY 10017			the Fund’s Advisor (1999 to
(Born 1960)			present).

Jordan F. Posner	Senior Vice	Since	Managing Director of Matrix	N/A	N/A
747 Third Avenue	President	2006	Asset Advisors, the Fund’s
New York, NY 10017			Advisor (2005 to present);
(Born 1957)			formerly, Partner of David J.
Greene & Co., an investment
firm (1993 – 2005).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Number
of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director

Steven Pisarkiewicz	Senior Vice	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	President	2010	and Senior Portfolio
New York, NY 10017			Manager of Matrix Asset
(Born 1948)			Advisors, the Fund’s Advisor
(2009-present); formerly,
National Managing Director
for Bernstein Global Wealth
Management (2007-2009);
Executive Vice President
of The Bank of New York
and head of BNY Asset
Management (2003-2007).

Stephan J.	Senior Vice	Since	Managing Director and	N/A	N/A
Weinberger, CFA	President	2010	Senior Portfolio Manager of
747 Third Avenue			Matrix Asset Advisors, the
New York, NY 10017			Fund’s Advisor (2010 to
(Born 1955)			present); formerly, Partner at
Armstrong Shaw Associates
(1996-2010).

Laurie S. Gaeta	Senior Vice	Since	Managing Director of	N/A	N/A
747 Third Avenue	President,	2008	Matrix Asset Advisors,
New York, NY 10017	Chief		(2010-present); Director
(Born 1960)	Compliance		of Operations and Chief
	Officer, AML		Compliance Officer, Matrix
	Compliance		Asset Advisors, the Fund’s
	Officer		Advisor (2002 to present).

Conall Duffin	Vice President	Since	Vice President Marketing and	N/A	N/A
747 Third Avenue	and Assistant	2002	Mutual Fund Servces, Matrix
New York, NY 10017	Secretary		Asset Advisors, the Fund’s
(Born 1975)			Advisor (2010 to present);
Marketing Associate (2001-
2010).

*   Not an “interested person”, as that is defined by the 1940 Act.
†   Directors and Officers of the Fund serve until their resignation, removal or retirement.

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Board of Directors
David A. Katz, CFA
Larry D. Kieszek
Robert M. Rosencrans
T. Michael Tucker

Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741

Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Annual Report MATRIX ADVISORS VALUE FUND, INC. June 30, 2011 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$20,000	$19,500
Audit-Related Fees	--	--
Tax Fees	$2,700	$2,600
All Other Fees	--	--

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2011	FYE 6/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	--	--
Registrant’s Investment Adviser	--	--

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By    /s/ David A. Katz
David A. Katz, President

Date    8/30/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/ David A. Katz
David A. Katz, President

Date    8/30/11